Earning (Loss) Per Share	12 Months Ended
Dec. 31, 2022
Earning (Loss) Per Share [Abstract]
EARNING (LOSS) PER SHARE

NOTE 16 – EARNING (LOSS) PER SHARE:

Basic net earnings (loss) per share is computed by dividing net earnings (loss) attributable to ordinary shareholders of Medigus Ltd. by the weighted average number of ordinary shares outstanding for the reporting periods.

Diluted net earnings (loss) per share is computed by dividing the basic net loss per share including adjustment of the dilutive effect of the Company’s revaluation of warrants, by the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options using the treasury stock method. For the year ended December 31, 2022, and December 31, 2020, the Company reported a net loss, therefore does not have dilutive securities. For the year ended on December 31, 2021, the Company reported net earnings. Nevertheless, all the warrants and options that might be exercised by others into Medigus shares are out of the money, therefore did not have a dilutive effect.

The following table presents the numerator and denominator of the basic and diluted net loss per share computations:

	Year ended December 31,
	2022	2021	2020
Numerator (USD in thousands):
Net earnings (loss) attributable to Medigus Ltd.	(9,815)	6,794	(4,325)

Denominator (in thousands):
Weighted average number of ordinary shares used for basic and diluted earnings (loss) per share calculation*	24,385	23,036	6,672

Net earnings (loss) per share attributable to Medigus Ltd. (USD): *
Basic	(0.40)	0.2	(0.6)
Diluted	(0.40)	0.2	(0.6)

*	Adjusted to reflect the Reverse Split at ratio of 20:1 occurred effected on July 7, 2022 – see also note 14